UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

Future Vision II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42273	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District

Shanghai, China

(Address of principal executive offices, including zip code)

+ (86) 136 0300 0540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/10th of one Ordinary Share	FVNNU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	FVN	The Nasdaq Stock Market LLC
Rights included as part of the Units	FVNNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On December 29, 2025, VIWO Technology Inc., a Cayman Islands exempted company (the “Company”), delivered a written notice to Future Vision II Acquisition Corp., a Cayman Islands exempted company (the “Registrant”), and Future Vision II Acquisition Merger Subsidiary Corp., a Cayman Islands exempted company and wholly owned subsidiary of the Registrant (the “Merger Sub”), terminating that certain Merger Agreement, dated as of November 28, 2024 (as amended by Amendment No. 1 dated December 10, 2024, the “Merger Agreement”), by and among the Registrant, the Merger Sub, and the Company.

The Merger Agreement provided for a business combination whereby the Merger Sub would merge with and into the Company, with the Company surviving as a wholly owned subsidiary of the Registrant (the “Business Combination”). The termination was effected pursuant to Section 11.1(b) of the Merger Agreement, on the grounds that the merger had not been consummated on or prior to November 28, 2025 (the “Outside Closing Date”).

Pursuant to Section 11.3 of the Merger Agreement, upon termination, the Merger Agreement became void and of no further effect, without any liability or obligation on the part of any party thereto, except for the provisions specified therein as surviving termination (including those in Article XIII and Section 11.3), and subject to any rights or obligations with respect to willful breaches prior to termination.

A copy of the termination notice is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Termination Notice Pursuant to Merger Agreement, dated December 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2025

FUTURE VISION II ACQUISITION CORP.

By:	/s/ Danhua Xu
Name:	Danhua Xu
Title:	Chief Executive Officer and Director

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